CERTIFICATION


I, David Wezdenko, certify that:

1. I have reviewed this report on Form N-SAR of Asset Allocation Portfolio, Capital
Growth Portfolio, Growth and Income
Portfolio, International Equity Portfolio,
Money Market Portfolio, and U.S. Government
Income Portfolio, each a series of Mutual
Fund Variable Annuity Trust;

2.  Based on my knowledge, this report does
not contain any untrue statement of a
material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
information included in this report,
and the financial statements on which
the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
 (as defined in rule 30a-2(c) under the
Investment Company Act) for the registrant and have:
a) designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant, including its
consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90
days prior to the filing date of
this report (the "Evaluation Date");
and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed, based
on our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board
of directors (or persons performing
the equivalent functions):
a) all significant deficiencies in
the design or operation of internal
controls which could adversely affect
the registrant's ability to record,
process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material,
that involves management or other
employees who have a significant
role in the registrant's
internal controls; and

6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date of
our most recent evaluation, including
any corrective actions with regard to
significant deficiencies
and material weaknesses.





/s/ David Wezdenko
______________________________________
David Wezdenko
Treasurer

10/25/02
______________________________________
Date